SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. (as company under (i) a Pooling and Servicing Agreement dated as of June 1, 2007 providing for, inter alia, the issuance of Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Though Certificates, Series 2007-AR5, and (ii) a Grantor Trust Agreement dated as of June 29, 2007 providing for, inter alia, the issuance of Bear Stearns Mortgage Funding Grantor Trust 2007-AR5, Mortgage Pass-Though Certificates, Series 2007-AR5).

(Exact name of registrant as specified in its charter)

Delaware	333-140247	30-0183252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive office)	(Zip Code)

(212) 272-2000
(Registrant's telephone number, including area code )

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[8-K – Opinions]

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On June 29, 2007, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of (i) the Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Though Certificates, Series 2007-AR5, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007, among, Structured Asset Mortgage Investments II Inc., as depositor, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation, as servicer and sponsor and (ii) the Bear Stearns Mortgage Funding Grantor Trust 2007-AR5, Mortgage Pass-Though Certificates, Series 2007-AR5, pursuant to a Grantor Trust Agreement, dated as of June 29, 2007, between Structured Asset Mortgage Investments II Inc., as depositor, and Wells Fargo Bank, National Association, as grantor trustee.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

	5.1	Legality Opinion of Orrick, Herrington & Sutcliffe LLP

	5.2	Opinion of In-House Counsel to Structured Asset Mortgage Investments II Inc.

	8.1	Tax Opinion of Orrick, Herrington & Sutcliffe LLP

	23.2	Consent of In-House Counsel to Structured Asset Mortgage Investments II Inc. (included in opinion filed as Exhibit 5.2)

[8-K – Opinions]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Senior Managing Director

Dated: June 29, 2007

[8-K – Opinions]

EXHIBIT INDEX

Exhibit Number	Description
5.1	Legality Opinion of Orrick, Herrington & Sutcliffe LLP
5.2	Opinion of In-House Counsel to Structured Asset Mortgage Investments II Inc.
8.1	Tax Opinion of Orrick, Herrington & Sutcliffe LLP
23.2	Consent of In-House Counsel to Structured Asset Mortgage Investments II Inc. (included in opinion filed as Exhibit 5.2)

EXHIBIT 5.1

June 29, 2007

Structured Asset Mortgage Investments II Inc.

383 Madison Avenue

New York, New York 10179

Re:	Bear Stearns Mortgage Funding Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5 and
Bear Stearns Mortgage Funding Grantor Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5

Ladies and Gentlemen:

At your request, we have examined the Registration Statement on Form S-3, filed by Structured Asset Mortgage Investments II Inc., a Delaware corporation (the “Registrant”), with the Securities and Exchange Commission on February 23, 2007 (the “Registration Statement”), in connection with the registration under the Securities Act of 1933, as amended (the “Act”) of Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 and Bear Stearns Mortgage Funding Grantor Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 (collectively, the “Certificates”). The Certificates are issuable in series (each, a “Series”). The Certificates of each Series will be issued pursuant to documentation more particularly described in the prospectus dated June 28, 2007 and the prospectus supplement dated June 28, 2007, relating to such Series (the “Issuing Documentation”). The Certificates of each Series are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

We have examined such instruments, documents and records as we deemed relevant and necessary as a basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed; and (d) the necessary entity authorization, execution, authentication, payment and delivery of and under all documents, and the necessary entity power and authority with respect thereto.

Structured Asset Mortgage Investments II Inc.

June 29, 2007

Based on such examination and the other assumptions set forth herein, we are of the opinion that the Certificates of each Series will be legally issued, fully paid and non-assessable, and the holders of the Certificates will be entitled to the benefits of the related Issuing Documentation, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of creditors generally and general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law. We express no opinion with respect to any series of Certificates for which we do not act as counsel to you.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the prospectus contained therein. In giving such consent, we do not consider that we are “experts,” within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion, as an exhibit or otherwise.

Very truly yours,

/s/ ORRICK, HERRINGTON & SUTCLIFFE LLP

ORRICK, HERRINGTON & SUTCLIFFE LLP

EXHIBIT 5.2

June 29, 2007

Addressees Listed on Exhibit A

Re:	Bear Stearns Mortgage Funding Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5;
Bear Stearns Mortgage Funding Grantor Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5

Ladies and Gentlemen:

I am a Vice President of Structured Asset Mortgage Investments II Inc., a Delaware corporation (the "Company"), and, in such capacity, I am familiar with the affairs of the Company.

I am providing this opinion in connection with the issuance and sale by the Company of (i) the Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 (the “PSA Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, Wells Fargo Bank, National Association (“Wells Fargo”), as trustee (in such capacity, the “Trustee”) and EMC Mortgage Corporation (“EMC”) and (ii) the Bear Stearns Mortgage Funding Grantor Trust 2007-AR5 Certificates, Series 2007-AR5 (the “Grantor Trust Certificates” and, together with the PSA Certificates, the “Certificates”), pursuant to the Grantor Trust Agreement, dated as of June 29, 2007 (the “Grantor Trust Agreement”), between the Company and Wells Fargo, as grantor trustee (the "Grantor Trustee"). The Certificates consist of senior certificates designated as Class I-A-1A, Grantor Trust Class I-A-1B, Class I-A-2A, Grantor Trust Class I-A-2B, Underlying Class I-A-1B, Underlying Class I-A-2B, Class I-A-3, Class I-X-1, Class I-X-2, Class II-A-1, Class II-A-2 and Class II-A-3 Certificates (the "Senior Certificates"), and subordinated certificates designated as Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8, Class I-B-9, Class I-XP-1, Class 1-XP-2, Class I-B-IO, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5, Class II-B-6, Class II-XP, Class II-B-IO, Class R and Class R-X Certificates. Only the Senior Certificates (other than the Underlying Class I-A-1B Certificates and the Underlying Class I-A-2B Certificates) and the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-B-7, Class I-B-8, Class I-B-9, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates (collectively, the “Offered Certificates”) are offered pursuant to the Prospectus Supplement dated June 28, 2007, to the Prospectus dated June 28, 2007 (collectively, the “Prospectus”).

The Certificates will evidence in the aggregate initial undivided ownership interests of 100% in a trust fund (the “Trust Fund”) consisting primarily of a pool of adjustable rate mortgage loans secured by first liens on one- to four-family residential properties (the “Mortgage Loans”) held by Wells Fargo, as custodian (in such capacity, the “Custodian”), pursuant to the Custodial Agreement, dated as of June 29, 2007, among the Company, EMC, the Custodian and the Trustee (the “Custodial Agreement”). The Grantor Trust Certificates will evidence the entire undivided interest in the grantor trust fund (the “Grantor Trust”) consisting primarily of the Underlying Class I-A-1B Certificates, the Underlying Class I-A-2B Certificates and the Swap Agreements dated as of June 29, 2007 between the Grantor Trustee and Bear Stearns Capital Markets Inc., as swap counterparty (the "Swap Agreements").

The Company will sell the Offered Certificates to Bear Stearns & Co. Inc. (“Bear”) pursuant to an Underwriting Agreement dated as of February 26, 2007 and the related Terms Agreement, dated as of June 28, 2007, between the Company and Bear (the “Underwriting Agreement”).

EMC originated certain of the Mortgage Loans and acquired certain of the Mortgage Loans from Bear Stearns Residential Mortgage Corporation. Primary servicing of the Mortgage Loans will be provided for in accordance with the Pooling and Servicing Agreement. EMC transferred the Mortgage Loans to the Company pursuant to the Mortgage Loan Purchase Agreement, dated as of June 29, 2007 (the “Mortgage Loan Purchase Agreement”), in exchange for the cash proceeds of the Offered Certificates. The Mortgage Loan Purchase Agreement, the Pooling and Servicing Agreement, the Grantor Trust Agreement, the Custodial Agreement and the Underwriting Agreement are collectively referred to herein as the “Agreements.” Capitalized terms not defined herein have the meanings assigned to them in the Pooling and Servicing Agreement. This opinion letter is rendered pursuant to Section 6 of the Underwriting Agreement.

I have examined copies of the Agreements, the Certificate of Incorporation of the Company and the By-Laws of the Company. I also have examined such agreements, certificates of officers and representatives of the Company and others, and other documents, papers, statutes and authorities as I have deemed necessary to form the basis of the opinions hereinafter expressed. In such examinations, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to original documents of copies of documents supplied to me. As to certain matters of fact relevant to the opinions hereinafter expressed, I have relied solely upon statements and certificates of the officers of the Company and others. I have also assumed (other than with respect to the Company) that the Agreements and all documents and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver the Agreements and all such documents and instruments, and that such Agreements, documents and instruments are valid, binding and enforceable obligations of such parties.

I am admitted to the Bar of the State of New York, and I express no opinion as to any laws other than the State of New York and the General Corporation Law of the State of Delaware and, to the extent set forth below, the laws of the United States. This opinion is being

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given as of June 29, 2007 and I express no opinion as to events or conditions subsequent to such date.

Based on the foregoing, I am of the opinion that:

1.            The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, to execute, deliver and perform the Agreements and all the transactions contemplated thereby, and the Company has taken all necessary action to authorize the execution, delivery and performance of the Agreements by it, and the Agreements have been duly authorized, executed and delivered by it.

2.            The execution and delivery of the Agreements by the Company and the performance of its obligations under the Agreements will not conflict with any provision of any law or regulation to which the Company is subject or, or to my knowledge, any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company or, result in the creation or imposition of any lien on any of the Company's assets or properties, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by the Agreements or, conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents.

3.            To my knowledge, there is no action, suit, proceeding or investigation pending to which the Company is a party in any court or by or before any other government agency or instrumentality (a) asserting the invalidity of the Agreements or (b) which would materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, the Agreements.

4.            To my knowledge, the Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance under the Agreements.

5.            To my knowledge, no consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation of the transactions contemplated by the Agreements, other than those which have been obtained by the Company.

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This opinion is furnished solely for the benefit of the Addressees listed on Exhibit A in connection with the transaction referred to herein. This letter may not be relied upon, used, quoted, circulated or otherwise referred to by any other person or for any other purpose without my prior written approval; provided, however, that Orrick, Herrington & Sutcliffe LLP may rely on this opinion in connection with the rendering of their opinion in connection with the Agreements.

I understand that you will file this opinion with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K for incorporation into the Registration Statement. I hereby consent to the filing of this opinion with the Securities and Exchange Commission.

Very truly yours,

/s/ Joseph T. Jurkowski, Jr.

Joseph T. Jurkowski, Jr.

Vice President

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EXHIBIT A

Structured Asset Mortgage Investments II Inc. 383 Madison Avenue New York, New York 10179	Bear, Stearns & Co. Inc. 383 Madison Avenue New York, New York 10179
Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, Maryland 21045

5

EXHIBIT 8.1

June 29, 2007

Structured Asset Mortgage Investments II Inc.

383 Madison Avenue

New York, New York 10179

Re:	Bear Stearns Mortgage Funding Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5 and
Bear Stearns Mortgage Funding Grantor Trust 2007-AR5,
Mortgage Pass-Through Certificates, Series 2007-AR5

Ladies and Gentlemen:

We have advised Structured Asset Mortgage Investments II Inc. (the “Registrant”) with respect to certain federal income tax aspects of the issuance by the Registrant of the Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 2007-AR5 and the Bear Stearns Mortgage Funding Grantor Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5 (collectively, the “Certificates”) issuable in series. Such advice conforms to the description of selected federal income tax consequences to holders of the Certificates that appears under the heading “Federal Income Tax Consequences” in the prospectus (the “Prospectus”) forming a part of the Registration Statement on Form S-3 as filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), on February 23, 2007 (the “Registration Statement”). Such description does not purport to discuss all possible income tax ramifications of the proposed issuance, but with respect to those tax consequences which are discussed, in our opinion the description is accurate in all material respects, and we hereby confirm and adopt that description as our opinion herein.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Prospectus contained therein. In giving such consent, we do not consider that we are “experts,” within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.

Very truly yours,

/s/ ORRICK, HERRINGTON & SUTCLIFFE LLP

ORRICK, HERRINGTON & SUTCLIFFE LLP